Provisions (non-current and current)	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Provisions (non-current and current)
21	Provisions (non-current and current)

Provisions at December 31, 2018 and 2017 and January 1, 2017 consist of the following:

	31/12/18	31/12/17	01/01/17
Provision for legal claims	10,926	13,008	8,062
Provision for tax claims	1,098	1,912	3,123
Provision for warranties	4,476	5,957	5,687
Termination indemnities for sales agents	1,141	1,196	1,132
Other provisions	1,337	599	936

Total provisions	18,978	22,672	18,940
Less current portion	(4,476)	(5,957)	(5,687)

Non-current portion	14,502	16,715	13,253

The provision for legal claims include the amounts accrued by the Company for the probable contingent liability related to legal procedures initiated by several third parties as result of past events.

The provision for tax claims refers to the amounts accrued by the Company for the probable liability that will be paid to settle some tax claims. As at December 31, 2018 such provision includes an amount related to income taxes for 439 (476 as at December 31, 2017) and an amount related to other taxes for 659 (1,436 as at December 31, 2017).

The provision for warranties includes the estimated liabilities for the Group’s obligation to repair or replace faulty products under the standard assurance warranty terms (see note 4(t)). The warranty claims for the finished product sold are estimated based on past experience of the level of repairs, faulty products and disputes with customers. The Company expects that these costs will be incurred mainly in the next financial year. Main assumptions used to calculate the provision for such assurance type warranty are the warranty period for all products sold, current sales levels and current information available about repairs, faulty products and dispute with customers.

The termination indemnities for sales agents refers to termination indemnities, provided for by Italian law, due to the Group’s agents upon termination of their agreement with the Company or relevant subsidiary.

Changes in the above provisions for the years ended December 31, 2018 and 2017 analysed as follows.

	Provision for legal claims	Provision for tax claims	Provision for warranties	Termination indmennities for sales agents	Other Provisions	Total

Balance as at January 1, 2017	8,062	3,123	5,687	1,132	936	18,940
Increase	9,980	—	2,630	203	—	12,813
Reductions	(5,034)	(1,211)	(2,360)	(139)	(337)	(9,081)

Balance as at December 31, 2017	13,008	1,912	5,957	1,196	599	22,672
Increase	1,225	—	1,180	177	1,792	4,374
Reductions	(3,307)	(814)	(2,661)	(232)	(1,054)	(8,068)

Balance as at December 31, 2018	10,926	1,098	4,476	1,141	1,337	18,978

As at December 31, 2018, the provision for legal claims refers for 9,287 (9,300 as at December 31, 2017) to the probable contingent legal liability related to legal procedures initiated by 141 workers against the Company for the misapplication of the social security procedure “CIGS—Cassa Integrazione Guadagni Straordinaria”. According to the “CIGS” procedure, the Company pays a reduced salary to the worker for a certain period of time based on formal agreements signed with the Trade Unions and other Public Social parties. In particular, these 141 workers are claiming in the legal procedures that the Company applied the “CIGS” during the period from 2004 to 2016 without foreseeing any time rotation. In May 2017, the Company received from the Italian Supreme Court of Justice (“Corte di Cassazione”) an adverse verdict for the above litigation related only to two workers. Based on this unfavorable verdict, the Company, with the support of its legal counsel, has assessed that the liability for legal procedures initiated by all the 141 workers is 9,287.